EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated February 7, 1996, on the consolidated financial statements of Datakey, Inc. (the "Registrant"), which report and statements appear in the Registrant's Annual Report on Form 10-KSB for the year ended December 31, 1995.



                                                  /s/ McGLADREY & PULLEN, LLP



Minneapolis, Minnesota
September 3, 1996